EXECUTION VERSION USActive 60729175.3 FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of August 27, 2024 (this “Amendment”), by and among NUVEEN CHURCHILL BDC SPV V, LLC, a Delaware limited liability company (the “Borrower”), NUVEEN CHURCHILL DIRECT LENDING CORP. (F/K/A NUVEEN CHURCHILL BDC INC.), a Maryland corporation (the “Collateral Manager”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (the “Administrative Agent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, (the “Lender”) and NUVEEN CHURCHILL DIRECT LENDING CORP. (F/K/A NUVEEN CHURCHILL BDC INC.), as the Equity Investor (the “Equity Investor”). WHEREAS, the Borrower, each other borrower from time to time party thereto, the Lender, each other lender from time to time party thereto, the Equity Investor, the Administrative Agent, the Collateral Manager, U.S. Bank Trust Company, National Association, as the collateral agent and U.S. Bank National Association, as the custodian, are party to the Amended and Restated Loan and Security Agreement, dated as of December 31, 2019 (as amended, modified and supplemented from time to time, the “Loan and Security Agreement”). Terms used but not defined herein have the respective meanings given to such terms in the Loan and Security Agreement. WHEREAS, the Borrower, the Lender, the Equity Investor, the Administrative Agent and the Collateral Manager desire to amend and otherwise modify the Loan and Security Agreement, in accordance with Section 12.1 of the Loan and Security Agreement and subject to the terms and conditions set forth herein. NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan and Security Agreement. Amendments to Loan and Security Agreement. As of the Amendment Effective Date, the Loan and Security Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages attached as Appendix A hereto. Representations and Warranties. The Borrower hereby represents and warrants to the Lender, the Equity Investor, the Administrative Agent and the Collateral Manager that, as of the date first written above, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan and Security Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date). Conditions Precedent. This Amendment shall become effective upon satisfaction of the following conditions: (i) the execution and delivery of this Amendment by each party hereto, (ii) the Administrative Agent’s receipt of a legal opinion of Dechert LLP, counsel for the Borrower, in form and substance reasonably satisfactory to the Administrative Agent covering such

2 USActive 60729175.3 customary matters as the Administrative Agent may reasonably request and (iii) the Administrative Agent’s receipt of a good standing certificate for the Borrower issued by the applicable office body of its jurisdiction of organization and a certified copy of the resolutions of the board of managers or directors (or similar items) of the Borrower approving this Amendment and the transactions contemplated hereby, certified by its secretary or assistant secretary or other authorized officer. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Ratification. Except as expressly amended hereby, the Loan and Security Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Loan and Security Agreement for all purposes. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Limited Recourse; Non-Petition. The parties hereto agree to the provisions set forth in Sections 12.10 and 12.11 of the Loan and Security Agreement, and such provisions are incorporated in this Amendment, mutatis mutandis. [Signature page follows]

[Signature Page to Fifth Amendment to Loan and Security Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above. BORROWER: NUVEEN CHURCHILL BDC SPV V, LLC By: Nuveen Churchill Direct Lending Corp., its sole member By: /s/ Shai Vichness _____________________ Name: Shai Vichness Title: Chief Financial Officer

[Signature Page to Fifth Amendment to Loan and Security Agreement] COLLATERAL MANAGER: NUVEEN CHURCHILL DIRECT LENDING CORP. By: /s/ Shai Vichness _____________________ Name: Shai Vichness Title: Chief Financial Officer

[Signature Page to Fifth Amendment to Loan and Security Agreement] THE ADMINISTRATIVE AGENT: WELLS FARGO BANK, NATIONAL ASSOCIATION By: /s/ Brendan Cappiello _________________ Name: Brendan Cappiello Title: Vice President

[Signature Page to Fifth Amendment to Loan and Security Agreement] LENDER: WELLS FARGO BANK, NATIONAL ASSOCIATION By: /s/ Brendan Cappiello _________________ Name: Brendan Cappiello Title: Vice President

[Signature Page to Fifth Amendment to Loan and Security Agreement] EQUITY INVESTOR: NUVEEN CHURCHILL DIRECT LENDING CORP. By: /s/ Shai Vichness _____________________ Name: Shai Vichness Title: Chief Financial Officer

USActive 60729175.3 APPENDIX A Amendments to Loan and Security Agreement

EXECUTION VERSION Conformed through FourthFifth Amendment dated July 16August 27, 2024 AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT by and among NUVEEN CHURCHILL DIRECT LENDING CORP. (F/K/A NUVEEN CHURCHILL BDC INC.), (Collateral Manager) EACH OF THE BORROWERS FROM TIME TO TIME PARTY HERETO, (Borrower) EACH OF THE LENDERS FROM TIME TO TIME PARTY HERETO, (Lenders) WELLS FARGO BANK, NATIONAL ASSOCIATION, (Administrative Agent) U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, (Collateral Agent) and U.S. BANK NATIONAL ASSOCIATION, (Custodian) Dated as of December 31, 2019 USActive 60655857.360729218.4

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS Section 1.1 Certain Defined Terms. 2 Section 1.2 Other Terms. 47 Section 1.3 Computation of Time Periods. 47 Section 1.4 Interpretation. 47 ARTICLE II THE VARIABLE FUNDING NOTE Section 2.1 The Variable Funding Notes. 49 Section 2.2 Procedures for Advances by the Lenders. 50 Section 2.3 Reduction of the Facility Amount; Principal Repayments. 51 Section 2.4 Determination of Interest. 52 Section 2.5 Notations on Variable Funding Notes. 52 Section 2.6 Borrowing Base Deficiency Cures. 52 Section 2.7 Priority of Payments. 53 Section 2.8 Alternate Priority of Payments. 5556 Section 2.9 Collections and Allocations. 57 Section 2.10 Payments, Computations, etc. 58 Section 2.11 Fees. 5859 Section 2.12 Increased Costs; Capital Adequacy; Illegality. 59 Section 2.13 Taxes. 6061 Section 2.14 Reinvestment; Discretionary Sales, Substitution and Optional Sales of Loans. 64 Section 2.15 [Reserved]. 68 Section 2.16 Capital Contributions. 68 Section 2.17 Defaulting Lenders. 68 Section 2.18 Replacement of Lenders. 69 Section 2.19 New Borrowers; Borrower Joinder Agreements. 70 ARTICLE III CONDITIONS TO AMENDMENT AND RESTATEMENT AND ADVANCES Section 3.1 Conditions to Amendment and Restatement. 71 Section 3.2 Conditions Precedent to All Advances and Acquisitions of Loans. 74 Section 3.3 Custodianship; Transfer of Loans and Permitted Investments. 7677 ARTICLE IV REPRESENTATIONS AND WARRANTIES Section 4.1 Representations and Warranties of the Borrower. 78 Section 4.2 Representations and Warranties of the Borrower Relating to this Agreement and the Collateral. 86 -i- USActive 60655857.360729218.4

Section 4.3 Representations and Warranties of the Collateral Manager. 87 Section 4.4 Representations and Warranties of the Collateral Agent. 89 ARTICLE V GENERAL COVENANTS Section 5.1 Affirmative Covenants of the Borrower. 90 Section 5.2 Negative Covenants of the Borrower. 96 Section 5.3 Affirmative Covenants of the Collateral Manager. 98 Section 5.4 Negative Covenants of the Collateral Manager. 101 Section 5.5 Affirmative Covenants of the Collateral Agent. 101102 Section 5.6 Negative Covenants of the Collateral Agent. 102 ARTICLE VI COLLATERAL ADMINISTRATION Section 6.1 Appointment of the Collateral Manager. 103 Section 6.2 Duties of the Collateral Manager. 103 Section 6.3 Authorization of the Collateral Manager. 112 Section 6.4 Collection of Payments; Accounts. 113 Section 6.5 Realization Upon Loans. 114 Section 6.6 Collateral Manager Compensation. 114 Section 6.7 Expense Reimbursement. 114 Section 6.8 Reports; Information. 115 Section 6.9 Annual Statement as to Compliance. 116 Section 6.10 The Collateral Manager Not to Resign. 117 Section 6.11 Collateral Manager Termination Events. 117 ARTICLE VII THE COLLATERAL AGENT Section 7.1 Designation of Collateral Agent. 117 Section 7.2 Duties of Collateral Agent. 118 Section 7.3 Merger or Consolidation. 120 Section 7.4 Collateral Agent Compensation. 121 Section 7.5 Collateral Agent Removal. 121 Section 7.6 Limitation on Liability. 121 Section 7.7 Resignation of the Collateral Agent. 125 Section 7.8 [Reserved]. 125 Section 7.9 [Reserved]. 125 Section 7.10 Access to Certain Documentation and Information Regarding the Collateral; Audits. 125 ARTICLE VIII SECURITY INTEREST Section 8.1 Grant of Security Interest. 126 Section 8.2 Release of Lien on Collateral. 127 -ii- USActive 60655857.360729218.4

“Base Rate”: For any day, the rate per annum (rounded upward, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Federal Funds Rate in effect on such day plus ½ of 1% and (b) the Prime Rate in effect on such day. “BDC Advisor”: Nuveen Churchill AdvisorsDLC Advisor LLC, in its role as investment adviser to the Equity Investor, or any permitted successor thereto. “Benchmark”: Initially, Daily Simple SOFR, provided that if a Benchmark Transition Event has occurred with respect to Daily Simple SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 12.1. “Benchmark Replacement”: With respect to any Benchmark Transition Event for the then-current Benchmark, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement. “Benchmark Replacement Adjustment”: With respect to any replacement of the then-current Benchmark with a Benchmark Replacement for each applicable Accrual Period, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Conforming Changes”: With respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Accrual Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement). -8- USActive 60655857.360729218.4 insurance premiums or other reasonable and customary expenses paid by the Borrower in connection with such Loan, (iv) any escrows relating to Taxes, insurance and other amounts in connection with Loans which are held in an escrow account for the benefit of the Obligor and the secured party pursuant to escrow arrangements under Underlying Instruments or (v) any amount deposited into the Collection Account in error, in each case as determined by the Administrative Agent. “Excluded Taxes”: Any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in the Obligations or Commitments pursuant to a law in effect on the date on which (i) such Lender acquires such interest (other than pursuant to an assignment effected in accordance with Section 2.18) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.13, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Lender’s failure to comply with Section 2.13(f) and (d) any U.S. federal withholding Taxes imposed under FATCA. “Existing Borrower”: The meaning specified in the Preamble. “Existing Loan and Security Agreement”: The meaning specified in the Preamble. “Expense Reserve Account”: A Securities Account created and maintained on the books and records of the Securities Intermediary entitled “Expense Reserve Account” in the name of one Borrower and subject to the Lien of the Collateral Agent for the benefit of the Secured Parties. “Expense Reserve Account Amount”: At any time, an amount equal to $50,000 minus the available balance of each Expense Reserve Account at such time. “Facility Amount”: $150,000,000225,000,000, which amount may be increased during the Reinvestment Period upon written request by the Borrower to the Administrative Agent, subject to the Administrative Agent’s and each increasing Lender’s consent in its respective sole discretion up to $250,000,000, in each case as such amount may vary from time to time pursuant to Section 2.3 hereof; provided that, on or after the Reinvestment Period End Date, the Facility Amount shall mean the Advances Outstanding. “Facility Attachment Ratio”: As of any date of determination, with respect to (a) any Designated Loan an amount equal to the product of (i) its Total Net Leverage Ratio, (ii) its Applicable Percentage and (iii) its Assigned Value, (b) any Second Lien Loan, the sum of (i) its Net Senior Leverage Ratio and (ii) the product of (A) its Total Net Leverage Ratio less its Net -24- USActive 60655857.360729218.4

Senior Leverage Ratio, (B) its Applicable Percentage and (C) its Assigned Value, or (c) any other Loan, an amount equal to the product of (i) its Net Senior Leverage Ratio, (ii) its Applicable Percentage and (iii) its Assigned Value. “Facility Maturity Date”: March 31, 2027. “FATCA”: Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, any applicable intergovernmental agreements and any law or regulations implementing any intergovernmental agreement or approach thereto. “FDIC”: The Federal Deposit Insurance Corporation, and any successor thereto. “Federal Funds Rate”: For any period, a fluctuating interest per annum rate equal, for each day during such period, to the weighted average of the overnight federal funds rates as reported in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Administrative Agent (or, if such day is not a Business Day, for the next preceding Business Day), or, if for any reason such rate is not available on any day, the rate determined, in the sole discretion of the Administrative Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. on such day. “Fee Letter”: Each fee letter entered into from time to time between the Borrower and one or more Lenders and/or the Administrative Agent, as the same may be amended, restated, modified or supplemented from time to time. “Fees”: All fees required to be paid by the Borrower pursuant to this Agreement and the Fee Letter. “Fifth Amendment Closing Date”: August 27, 2024. “Financial Asset”: The meaning specified in Section 8-102(a)(9) of the UCC. “Financial Sponsor”: Any Person, including any Subsidiary of such Person, whose principal business activity is acquiring, holding, and selling investments (including controlling interests) in otherwise unrelated companies that each are distinct legal entities with separate management, books and records and bank accounts, whose operations are not integrated with one another and whose financial condition and creditworthiness are independent of the other companies so owned by such Person. “First Amendment Closing Date”: October 28, 2020. “First Lien Middle Market Loan”: A Loan that, as of the date the Borrower acquires such Loan, (i) is not (and cannot by its terms become) subordinate in right of payment to any obligation of the related Obligor (except with respect to liquidation preferences, if any, for trade claims, working capital facilities, purchase money indebtedness, capitalized leases and -25- USActive 60655857.360729218.4

Agent, on behalf of the Secured Parties, or in blank by an effective Indorsement or has been registered in the name of the Collateral Agent, on behalf of the Secured Parties, upon original issue or registration of transfer by the Borrower; and (xiv) in the case of an Uncertificated Security, the Borrower has caused the issuer of such Uncertificated Security to register the Collateral Agent, on behalf of the Secured Parties, as the registered owner of such Uncertificated Security. (n) Reports Accurate. Any of the following information provided or prepared by an Obligor, the Collateral Manager, theany Sub-Advisor or the Collateral Agent, including, without limitation, any financial statements required pursuant to Section 5.3(f), all information, exhibits, financial statements, documents, books, records or reports furnished or to be furnished to the Administrative Agent or any Lender in connection with this Agreement are (other than projections, forward-looking information, general economic data or industry information and with respect to any information or documentation prepared by the Collateral Manager or one of its Affiliates for internal use or consideration, statements as to (or the failure to make a statement as to) the value of, collectability of, prospects of or potential risks or benefits associated with a Loan or Obligor) provided by the Borrower or the Collateral Manager is true and correct in all material respects after giving effect to any updates thereto (or, with respect to information relating to third parties, is true and correct in all material respects to the actual knowledge of the Collateral Manager) as of the date such information is provided. (o) Location of Offices. The Borrower’s location (within the meaning of Article 9 of the UCC) is, and at all times since the A&R Effective Date has been, the State of Delaware. The Borrower’s Federal Employee Identification Number is correctly set forth on the certificate required pursuant to Section 3.1(l). The Borrower has not changed its name (whether by amendment of its certificate of formation, by reorganization or otherwise) or its jurisdiction of incorporation and has not changed its location within the four (4) months preceding the A&R Effective Date, except as permitted under and in satisfaction of Section 5.1(o)(vii). (p) Collection Accounts. The Collection Accounts (including any sub accounts thereof) are the only accounts to which Collections are sent. (q) Legal Name. The Borrower’s exact legal name is, and at all times since the A&R Effective Date has been the name as set forth on Annex A hereto, except as permitted under and in satisfaction of Section 5.1(o)(vii) or in the case of any New Borrower, as set forth in the applicable Borrower Joinder Agreement. (r) [Reserved]. (s) Value Given. The Borrower has given reasonably equivalent value to the applicable third party seller of Collateral in consideration for the transfer to the Borrower of the Collateral, and no such transfer shall have been made for or on account of an antecedent debt, and no such transfer is or may be voidable or subject to avoidance under any Section of the Bankruptcy Code. (t) Accounting. Other than for tax purposes, the Borrower accounts for the transfers to it of Collateral as purchases of such Collateral for legal and financial accounting -84- USActive 60655857.360729218.4 considered in a suit at law or in equity). (e) No Violation. The consummation of the transactions contemplated by each Transaction Document to which it is a party and the fulfillment of the terms thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Collateral Manager’s articles of incorporation, bylaws or any Contractual Obligation of the Collateral Manager, (ii) result in the creation or imposition of any Lien upon any of the Collateral Manager’s properties pursuant to the terms of any such Contractual Obligation, or (iii) violate any Applicable Law. (f) No Proceedings. There is no litigation, proceeding or investigation pending or, to the Collateral Manager’s knowledge, threatened against the Collateral Manager, before any Governmental Authority (i) asserting the invalidity of any Transaction Document to which the Collateral Manager is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by any Transaction Document to which the Collateral Manager is a party or (iii) that could reasonably be expected to have a Material Adverse Effect. (g) All Consents Required. All approvals, authorizations, consents, orders, licenses, filings or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery and performance by the Collateral Manager of each Transaction Document to which the Collateral Manager is a party have been obtained. (h) Reports Accurate. All information, financial statements of theeach Sub-Advisor, documents, books, records or reports furnished by the Collateral Manager to the Administrative Agent or any Lender in connection with this Agreement are (other than projections, forward-looking information, general economic data or industry information and with respect to any information or documentation prepared by the Collateral Manager or one of its Affiliates for internal use or consideration, statements as to (or the failure to make a statement as to) the value of, collectability of, prospects of or potential risks or benefits associated with a Loan or Obligor) provided by the Borrower or the Collateral Manager is true and correct in all material respects after giving effect to any updates thereto (or, with respect to information relating to third parties, is true and correct in all material respects to the actual knowledge of the Collateral Manager) as of the date such information is provided. (i) Solvency. The Collateral Manager is not the subject of any Insolvency Proceeding or Insolvency Event. (j) No Fraud. Each Loan originated by an unaffiliated third party was, to the best of the Collateral Manager’s knowledge, originated without any fraud or material misrepresentation. (k) Compliance with Law. The Collateral Manager has complied in all material respects with all Applicable Law to which it may be subject. (l) Sanctions. None of the Collateral Manager, any Person directly or indirectly Controlling the Collateral Manager nor any Person directly or indirectly Controlled by the Collateral Manager and, to the Collateral Manager’s knowledge, no Related Party of the foregoing will, directly or indirectly, use the proceeds of any Advance hereunder, or lend, -90- USActive 60655857.360729218.4

Manager will provide the Borrower and the Administrative Agent with written notice of the occurrence of such Event of Default or Default of which the Collateral Manager has knowledge or has received notice. In addition, such notice will include a written statement of a Responsible Officer of the Collateral Manager setting forth the details (to the extent known by the Collateral Manager) of such event and the action, if any, that the Collateral Manager proposes to take with respect thereto. (f) Other. The Collateral Manager will promptly furnish to the Borrower and the Administrative Agent such other information, documents, records or reports respecting the Collateral or the condition or operations, financial or otherwise, of the Collateral Manager or theany Sub-Advisor as the Administrative Agent may from time to time reasonably request in order to protect the interests of the Administrative Agent, the Collateral Agent or the Secured Parties under or as contemplated by this Agreement. (g) Proceedings. The Collateral Manager will furnish to the Administrative Agent (with a copy to the Collateral Agent), as soon as possible and in any event within three (3) Business Days after the Collateral Manager receives notice or obtains actual knowledge thereof, notice of any settlement of, material judgment (including a material judgment with respect to the liability phase of a bifurcated trial) in or commencement of any material labor controversy, material litigation, material action, material suit or material proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Collateral, the Transaction Documents, the Collateral Agent’s interest in the Collateral or the Collateral Manager, in each case which could reasonably be expected to cause a Material Adverse Effect. (h) Deposit of Collections. The Collateral Manager shall (and shall cause each of its Affiliates to) promptly, but in any event within two (2) Business Days after its receipt thereof, deposit any Collections received by it into the Collection Account and provide the related Obligor with instructions to remit payments directly to the Collection Account as required herein. (i) Required Notices. The Collateral Manager will furnish to the Borrower, the Collateral Agent and the Administrative Agent, promptly upon becoming aware thereof (and, in any event, within five (5) Business Days), notice of (1) any Collateral Manager Termination Event, (2) any Assigned Value Adjustment Event, (3) any Change of Control with respect to the Collateral Manager, (4) any other event or circumstance with respect to the Collateral Manager that could reasonably be expected to have a Material Adverse Effect, (5) any event or circumstance whereby any Loan which was included in the latest calculation of the Borrowing Base as an Eligible Loan shall fail to meet one or more of the criteria (other than criteria waived by the Administrative Agent, on or prior to the related Funding Date in respect of such Loan) listed in the definition of “Eligible Loan”, (6) the occurrence of any default by an Obligor on any Loan in the payment of principal or interest, a financial covenant default or that would result in an Assigned Value Adjustment Event or (7) the existence of any Lien (including Liens for Taxes) other than Permitted Liens on any Collateral. (j) Loan Register. The Collateral Manager will maintain, or cause to be maintained, with respect to each Noteless Loan a register (each, a “Loan Register”) in which it -102- USActive 60655857.360729218.4 of the Borrower for the purpose of preventing a breach of this Agreement or any other Transaction Document; provided that such directions are not inconsistent with any provision of this Agreement by which the Collateral Manager is bound or Applicable Law. (c) In providing services hereunder, the Collateral Manager may, without the consent of any party but with prior written notice to each of the Borrower and the Administrative Agent, employ third parties, including, without limitation, its Affiliates, to render advice (including investment advice), to provide services to arrange for trade execution and otherwise provide assistance to the Borrower and to perform any of its duties hereunder; provided that no such written notice shall be required for a delegation of any duties of the Collateral Manager to BDC Advisor, theany Sub-Advisor or their respective employees or to the Collateral Agent in respect of collateral administration duties performed by the Collateral Agent hereunder; provided further, that such delegation of any of its duties hereunder or performance of services by any other Person shall not relieve the Collateral Manager of any of its duties or liabilities hereunder. BDC Advisor has engaged Churchill Asset Management, LLC and Nuveen Asset Management, LLC, each as a sub-advisor (theeach a “Sub-Advisor”), and each of the Borrower, the Collateral Manager, the Lenders, the Administrative Agent and the Collateral Agent hereby acknowledges such engagement. (d) The Collateral Manager assumes no responsibility under this Agreement other than to perform the Collateral Manager’s duties called for hereunder and under the terms of this Agreement applicable to the Collateral Manager, in good faith and, subject to the Collateral Manager Standard, shall not be responsible for any action of the Borrower or the Collateral Agent in following or declining to follow any advice, recommendation or direction of the Collateral Manager. (e) In performing its duties, the Collateral Manager shall perform its obligations with reasonable care (i) using no less degree of care, skill and attention as it employs with respect to similar collateral that it manages for itself and its Affiliates having similar investment objectives and restrictions and (ii) without limiting the clause (i), in a manner it reasonably believes consistent with customary standards, policies and procedures followed by institutional managers of national standing relating to assets of the nature and character of the Loans (the “Collateral Manager Standard”). (f) Notwithstanding anything to the contrary contained herein, the exercise by the Collateral Agent, the Administrative Agent or the Secured Parties of their rights hereunder (including, but not limited to, the delivery of a Collateral Manager Termination Notice), shall not release the Collateral Manager or the Borrower from any of their duties or responsibilities with respect to the Collateral, except that the Collateral Manager’s obligations hereunder shall terminate upon its removal under this Agreement. The Secured Parties, the Administrative Agent and the Collateral Agent shall not have any obligation or liability with respect to any Collateral, other than as provided for herein or in any other Transaction Document, nor shall any of them be obligated to perform any of the obligations of the Collateral Manager hereunder. (g) Nothing in this Section 6.2 or any other obligations of the Collateral Manager under this Agreement shall release, modify, amend or otherwise affect any of the obligations of the Borrower or any other party hereunder. -111- USActive 60655857.360729218.4

Annex B to LSA USActive 60655857.360729218.4 Commitment Annex B Wells Fargo Bank, National Association $150,000,000225,000,000 Lender